UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 15, 2023

RumbleOn, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-38248	46-3951329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 W. Walnut Hill Lane Irving, Texas	75038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (214) 771-9952

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.001 par value	RMBL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The disclosure included in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Settlement of Proxy Contest

On June 15, 2023, RumbleOn, Inc. (the “Company” or “RumbleOn”) entered into a binding term sheet (the “Proxy Term Sheet”) with William Coulter and Mark Tkach (the “Stockholders”) relating to the settlement of all outstanding matters currently subject to a proxy contest at the Company’s 2023 annual meeting of stockholders (the “2023 Annual Meeting”). The management and director changes and other matters set forth below are pursuant to the terms of the Proxy Term Sheet.

The following description of the Proxy Term Sheet is qualified in its entirety by reference to the full text of the Proxy Term Sheet, which is attached to this report as Exhibit 10.1 and incorporated herein by reference.

Appointment of Interim Chief Executive Officer

On June 16, 2023, the Board of Directors (the “Board”) of the Company appointed Mr. Tkach as the Company’s Interim Chief Executive Officer.

Mr. Tkach, 66, currently serves as a consultant for Coulter Management Group, LLLP, a business that manages auto dealerships and investments in real estate. Mr. Tkach previously served as a director and as an executive officer of the Company from August 2021 until February 2022. Before joining the Company, Mr. Tkach served as a co-founder of RideNow and oversaw its strategic growth from 1989 until it was acquired by the Company in August of 2021. Mr. Tkach has over 40 years of experience in powersports operations.

There are no family relationships between Mr. Tkach and any Company director or executive officer, and Mr. Tkach was selected as a director pursuant to the Proxy Term Sheet. Related party transactions information between the Company and Mr. Tkach which would require disclosure under Item 404 of Regulation S-K is set forth in Part III Item 13 of Amendment No. 1 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “SEC”) on April 28, 2023 (the “Annual Report”) and incorporated herein by reference.

Also on June 16, 2023, the Company entered into a binding term sheet with Mr. Tkach for his service as Interim Chief Executive Officer (the “Employment Term Sheet”). The Employment Term Sheet has an initial term of six months and may be extended by mutual agreement between the Company and Mr. Tkach. Pursuant to the Employment Term Sheet, Mr. Tkach will receive an annualized salary of $700,000 and Mr. Tkach will receive a grant of restricted stock units (“RSUs”) with a grant date fair value equal to $500,000 upon the filing of the Company’s earnings for the quarter ended June 30, 2023 (the “Bonus”). The Bonus will vest 50% on September 16, 2023 and the remaining 50% on December 16, 2023.

The foregoing description of the Employment Term Sheet is qualified in its entirety by reference to the full text of the Employment Term Sheet, which is attached to this report as Exhibit 10.2 and incorporated herein by reference.

Appointment of Directors

Also, on June 15, 2023, the Board temporarily increased the size of the Board from seven to nine members and appointed Mr. Tkach and Melvin Flanigan as directors. Mr. Tkach is a non-classified director with a term to expire in connection with Marshall Chesrown’s resignation or removal or other vacancy from the Board, at which time the Board will appoint Mr. Tkach to replace Mr. Chesrown or any other director whose seat has become vacant on the Board. Mr. Tkach will resign from the Board the later of the end of his term as Interim Chief Executive Officer or Mr. Chesrown’s vacating of his Board seat. Mr. Flanigan is a non-classified director with a term to expire at the 2023 Annual Meeting. Mr. Flanigan has been nominated for election as a Class II director at the 2023 Annual Meeting.

Mr. Flanigan will participate in the Company’s non-employee director compensation program, which is described under the section titled “Non-Employee Director Compensation” in the Company’s proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on May 2, 2022.

There are no family relationships between Mr. Flanigan and any Company director or executive officer, and Mr. Flanigan was selected as a director pursuant to the Proxy Term Sheet. There are no related party transactions between the Company and Mr. Flanigan which would require disclosure under Item 404 of Regulation S-K.

Chairman

Also, on June 15, 2023, the Board named Steve Pully as Chairman of the Board.

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Board Observer

Also on June 15, 2023, the Board named Mr. Coulter as a Board observer until the 2023 Annual Meeting, subject to a mutually agreeable non-disclosure agreement. Mr. Coulter has been nominated for election as a Class II director at the 2023 Annual Meeting.

Board Committees

Also, on June 15, 2023, the Board reorganized its committees as follows:

●	Nominating and Corporate Governance Committee: Shin Lee (Chair), Melvin Flanigan, and Becca Polak.

●	Audit Committee: Melvin Flanigan (Chair), Steve Pully, and Kevin Westfall.

●	Compensation Committee: Becca Polak (Chair), Melvin Flanigan, and Steve Pully.

●	CEO Transition Committee: Mark Tkach (Chair), Shin Lee, Becca Polak, Steve Pully, Kevin Westfall, and William Coulter (non-voting until such time he is appointed/elected to Board).

Mr. Pully’s role as Chairman and the composition of the committees of the Board shall remain unchanged until at least the conclusion of the Standstill Agreement Period (defined below), unless the Stockholders consent in writing otherwise.

Standstill Agreement Period and Voting Agreement

For a period of 90 days following execution of the Proxy Term Sheet, the Stockholders agree to vote as recommended by the Board at any annual meeting or special meeting of the Company’s stockholders, and to refrain from calling any special meetings of the Company’s stockholders, granting or soliciting proxies (other than to named proxies included in the Company’s proxy card for any stockholder meeting), or making any nominations or proposals at any annual or special meetings of stockholders (the “Standstill Agreement Period”).

Reimbursement of Advisor Fees

The Company has agreed to reimburse the reasonable, documented, out of pocket advisor fees incurred by the Stockholders in connection with their proxy contest, which are estimated to be $2.5 million.

Item 8.01. Other Events.

On June 16, 2023, the Company issued a press release announcing the appointment of Mr. Tkach as the Interim Chief Executive Officer of the Company and the settlement of all outstanding matters currently subject to a proxy contest at the 2023 Annual Meeting. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Proxy Term Sheet, dated June 15, 2023, by and among RumbleOn, Inc., William Coulter, and Mark Tkach.
10.2	Employment Term Sheet, dated June 16, 2023, between RumbleOn, Inc. and Mark Tkach.
99.1	Press release, dated June 16, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Forward-Looking Statements

This Current Report on Form 8-K, and the documents incorporated by reference in this Current Report on Form 8-K, may contain “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, which are based on our expectations as of the date of this Current Report on Form 8-K and speak only as of the date of this Current Report on Form 8-K. Readers are further advised to consider the factors listed under the headings “Forward-Looking Statements” and “Risk Factors” in the Company’s filings with the SEC, as may be updated and amended from time to time. We undertake no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise, except as required by law.

Important Information

RumbleOn has filed a preliminary proxy statement with the SEC in connection with the solicitation of proxies for the 2023 Annual Meeting. Any definitive proxy statement and a proxy card will be mailed to RumbleOn’s shareholders. RUMBLEON SHAREHOLDERS ARE URGED TO READ ANY PROXY STATEMENT AND OTHER RELEVANT MATERIALS IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. These and other SEC filings made by RumbleOn may be obtained (when available) without charge at the SEC’s website at www.sec.gov and at the investor relations section of RumbleOn’s website at www.rumbleon.com. In addition, investors and security holders will be able to obtain free copies of these documents from RumbleOn by directing a request to Investor Relations, RumbleOn, Inc., 901 W. Walnut Hill Lane, Irving, Texas 75038.

Certain Information Concerning Participants

RumbleOn and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies under the rules of the SEC. RumbleOn’s stockholders may obtain information regarding the names, affiliations and interests of RumbleOn’s directors and executive officers in RumbleOn’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 16, 2023 (as amended by Form 10-K/A, which was filed with the SEC on April 28, 2023). These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the definitive proxy statement to be filed by RumbleOn with the SEC in connection with the 2023 Annual Meeting when it becomes available.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUMBLEON, INC.

Date: June 16, 2023	By:	/s/ Michael Francis
Michael Francis
Secretary

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